EXHIBIT 99.1

LIVE NATION ENTERTAINMENT ANNOUNCES PRICING OF PRIVATE
SENIOR NOTES OFFERING

LOS ANGELES (October 7, 2026) – Live Nation Entertainment, Inc. (NYSE: LYV) (the “company”) today announced that it priced an offering of $730,000,000 in aggregate principal amount of its 7.125% senior notes due 2032 (the “U.S. Dollar Notes”) and €600,000,000 aggregate principal amount of 6.125% senior notes due 2032 (the “Euro Notes” and, together with the US Notes, the “Notes”).

The U.S. Dollar Notes will have an interest rate of 7.125% per annum and will be issued at a price equal to 100.000% of their face value. The Euro Notes will have an interest rate of 6.125% per annum and will be issued at a price equal to 100.000% of their face value.

The closing date of the Notes offering will be October 15, 2026, subject to customary closing conditions. Obligations under the Notes will be guaranteed by the company and the company’s existing and future domestic restricted subsidiaries that guarantee the company’s senior secured credit facilities. The company intends to use the net proceeds from the offering to fund the redemption in full of all of the company’s outstanding 6.500% senior secured notes due 2027, to pay fees and expenses related to the offering, and for general corporate purposes, which may include the repayment or repurchase of certain of the company’s indebtedness.

The Notes and the related note guarantees will be offered through a private placement and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. As a result, the Notes and the related note guarantees may not be offered or sold in the United States or to any “U.S. persons” except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Accordingly, the Notes and the related note guarantees will be offered only to “qualified institutional buyers” under Rule 144A of the Securities Act and, outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act. This press release is neither an offer to sell nor a solicitation of an offer to buy the Notes, nor shall there be any sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Forward-Looking Statements
This press release contains forward-looking statements, including statements related to the offering and the expected use of the net proceeds, which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties include, without limitation, risks related to whether the company will consummate the offering of the Notes on the expected terms, or at all, market and other general economic conditions, and the fact that the company's management will have discretion in the use of the proceeds from any sale of the Notes. The company refers you to the documents it files with the Securities and Exchange Commission, specifically the section titled “Item 1A. Risk Factors” of its Annual Report on Form 10-K for the year ended December 31, 2025 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2026 and June 30, 2026, which contains and identifies important factors that could cause actual results to differ materially from those contained in the company’s projections or forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The company undertakes no obligation to update any forward-looking statement, whether as a result of changes in underlying factors, new information, future events or otherwise.

Notice to EEA Investors
The Notes are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in a member state of the European Economic Area (“EEA”). For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive (EU) 2016/97 (as amended, the “Insurance Distribution Directive”), where that customer would not qualify as a “professional client” as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a “qualified investor” as defined in Regulation (EU) 2017/1129 (as amended, the “Prospectus Regulation”). Consequently, no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the Notes or otherwise making them available to retail investors in the EEA has been prepared and therefore offering or selling the Notes or otherwise making them available to any retail investor in the EEA may be unlawful under the PRIIPs Regulation.

This press release has been prepared on the basis that any offer of Notes in any member state of the EEA will be made pursuant to an exemption under the Prospectus Regulation from the requirement to publish a prospectus for offers of Notes. This press release is not a prospectus for the purposes of the Prospectus Regulation.

Notice to UK Investors
This press release has not been approved by an authorised person in the United Kingdom (the “U.K.”). This press release is for distribution only to persons who: (i) have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Financial Promotion Order”); (ii) are persons falling within Article 49(2)(a) to (d) (high net worth companies, unincorporated associations, etc.) of the Financial Promotion Order; (iii) are outside the U.K., or (iv) are persons to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000) in connection with the issue or sale of any securities may otherwise lawfully be communicated or caused to be communicated (all such persons together being referred to as “relevant persons”). This press release is directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this press release relates is available only to relevant persons and will be engaged in only with relevant persons.

The Notes are not intended to be offered, sold, distributed or otherwise made available to and should not be offered, sold, distributed or otherwise made available to any retail investor in the U.K. For these purposes, a “retail investor” means a person who is neither: (i) a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (“EUWA”); or (ii) a qualified investor as defined in paragraph 15 of Schedule 1 to the Public Offers and Admissions to Trading Regulations 2024”. Consequently, no disclosure document required by the FCA Product Disclosure Sourcebook (“DISC”) for offering, selling or distributing the Notes or otherwise making them available to retail investors in the U.K. has been prepared and therefore offering, selling or distributing the Notes or otherwise making them available to any retail investor in the U.K. may be unlawful under DISC and the Consumer Composite Investments (Designated Activities) Regulation 2024.

About Live Nation Entertainment
Live Nation Entertainment (NYSE: LYV) promotes the shows that bring artists to their fans. Since 2005, we've connected artists with more than 1.5 billion fans across 55 countries. A live concert is more than a show — it's a moment fans wait all year for, travel for, and remember for a lifetime. Live Nation exists to make more of those moments possible, helping artists grow their careers and bringing more live music to more fans, everywhere.

Contact:

Investors: IR@livenation.com
Media: Media@livenation.com